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                                                                  Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-46240, 33-47533, 33-80606, and 33-94706 on Form S-8 of Tetra Tech, Inc. of
our report dated March 13, 1998 appearing in this Form 8-K/A of Tetra Tech, Inc.



DELOITTE & TOUCHE LLP
Los Angeles, California
March 13, 1998